Press release dated February 7, 2007.
EX-99.1

FOR IMMEDIATE RELEASE

FOR MORE INFORMATION, CONTACT:

TransCommunity Financial Corporation
Thomas M. Crowder-EVP, Investor Relations
4235 Innslake Drive
Glen
Allen
,
VA
23060
804-934-9999

TransCommunity Financial Corporation Announces
Consolidation of Subsidiary Bank Charters.
M. Andrew McLean to Lead Consolidated Bank.

Glen Allen,
Virginia
, February 7, 2007.
TransCommunity Financial Corporation [Symbol: “TCYF”] announced today that it will consolidate the charters of its four bank subsidiaries into a single entity.
The announcement was made by TransCommunity Board Chairman, Troy A. Peery, Jr. and CEO, Bruce B. Nolte.

TransCommunity presently operates four wholly-owned bank subsidiaries in the central
Virginia
market: Bank of Goochland, Bank of Powhatan, Bank of Louisa and Bank of Rockbridge.
Although these charters will be consolidated into a single legal entity, each location will continue to operate under its current name, and under the direction of its current bank president with the current local boards of directors acting in an advisory capacity.
“This change will be entirely transparent to our customers,” said holding company CEO, Bruce Nolte.
“On the other hand, consolidation of the bank charters will provide significant financial advantages for our shareholders, as the costs associated with operating under multiple charters are reduced or eliminated.”

“Our business model is really not about maintaining multiple charter documents,” said Nolte.
“Our business model, indeed, our advantage in the marketplace, is all about local decision-making.
It’s about empowering our bank presidents and local boards who are closest to our customers to make decisions, and none of that is going to change.
Each of our bank presidents and their local board will still be making decisions about interest rates paid on deposits in their local market.
They will still have flexibility over loan pricing and will retain their loan approval authority.
They will still be making the hiring and firing decisions in their banks.
What WILL change is that our cost of doing business will be dramatically lower as many of the back room operational functions we currently replicate in each of our banks are centralized.”

M. Andrew McLean, currently serving as president of TransCommunity’s Bank of Goochland subsidiary, will serve as President of the consolidated bank, and the current Board of Directors of the holding company will simultaneously serve as the bank’s board of directors.

Holding company board chairman, Troy Peery, went on to emphasize that, while financial and organizational efficiencies that are clearly in the best interest of the Company’s shareholders will be realized during the consolidation process, there will be no layoffs.
“Any reductions will be achieved through attrition and over time,” said Peery.
“Just as we are committed to our customers and the communities we serve, we are also committed to our wonderful employees.
We are committed to effecting these changes in a manner that ensures continuation of the best possible service to our customers, and the least possible impact on our employees.”

CEO Nolte noted that the decision to consolidate the bank charters had been under discussion by the holding company board for several months.
“This decision was not made lightly,” he said.
“Following long discussion, our board unanimously concluded that this change is in the best interest of our shareholders, and best positions our Company for continued growth.”
He noted that the consolidated entity will have assets of $200 million and a capital base of $30 million.
“These statistics will translate in to higher lending limits and greater operating flexibility.
And the consolidated capital will allow us to move into new markets far more aggressively than would have been possible under the old structure.
This, in turn, should translate into long term growth of shareholder value.”

Forward-Looking Statements

This news release contains forward-looking statements. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such statements are subject to certain factors that may cause the Company's results to vary from those expected. Forward-looking statements may include, but are not limited to, discussions concerning:
  Projections of revenues, expenses, losses, losses per share, net interest margins, asset growth, loan production, deposit growth, and other performance measures
  Expansion of operations, including de novo banks and branch openings, entrance into new markets, development of products and services
  Discussions on the outlook of the economy, competition, regulation, taxation, company strategies, subsidiaries, investment risk and policies

Actual results or performance could differ from those implied or contemplated by forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties, including, among others: general business, economic and market conditions, fiscal and monetary policies, war and terrorism, natural disasters, changes in interest rates, deposit flows, loan demand and real estate values; a deterioration in credit quality and/or a reduced demand for credit, competition with other providers of financial products and services; the issuance or redemption of additional Company equity or debt; volatility in the market price of the Company's common stock; changes in accounting principles, policies or guidelines, changes in laws or regulation; reliance on other companies for products and services; operational or systems risks; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and delivery of services. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. TransCommunity does not undertake, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, whether as the result of new information, future events or otherwise.

FOR MORE INFORMATION, CONTACT:
TransCommunity Financial Corporation
Thomas M. Crowder-EVP
Investor Relations
4235 Innslake Drive
Glen Allen, VA 23060
804-934-9999

Source: TransCommunity Financial Corporation